UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2016

HAMPSHIRE GROUP, LIMITED

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-20201 (Commission File Number)	06-0967107 (I.R.S. Employer Identification No.)

114 W. 41st Street, New York, New York (Address of principal executive offices)	10036 (Zip code)

(864) 231-1200

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

As previously reported:

●

on November 30, 2015, Hampshire Group, Limited (the “Company”) and certain of its subsidiaries (collectively, the “Borrowers”) entered into a Forbearance Agreement and Fifth Amendment to Credit Agreement with Salus CLO 2012-1, Ltd. and Salus Capital Partners, LLC, as lenders (the “Lenders”), pursuant to which, among other things, (i) the maturity date of the loans under the credit facility was changed to February 29, 2016 and (ii) the Lenders agreed to forbear from exercising their rights with respect to certain specified defaults under the credit facility.

●

The Company has received a term sheet for a replacement credit facility from a new lender and is negotiating the definitive agreements with the new lender. On March 8, 2016, the Borrowers and the existing Lenders entered into an agreement dated as of March 7, 2016 (the “Extension Agreement”) to temporarily extend the forbearance date and maturity date to April 4, 2016, subject to an earlier date in the discretion of the Lenders in the event that the Lenders receive notice that the credit facility with the new lender will not be completed as currently contemplated.

On April 7, 2016, the Borrowers and the existing Lenders entered into an agreement dated as of April 4, 2016 (the “Further Extension Agreement”) to extend each of the forbearance date and maturity date from April 4, 2016 to April 18, 2016, subject to an earlier date in the discretion of the Lenders in the event that the Lenders receive notice that the credit facility with the new lender will not be completed as currently contemplated. There can be no assurance that the new credit facility will be completed in a timely manner, or at all, or that the existing Lenders will give further extensions of the forbearance and maturity dates beyond April 18, 2016.

The foregoing summary of the Forbearance Agreement and Fifth Amendment to Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Forbearance Agreement and Fifth Amendment, a copy of which is filed as Exhibit 10.14.6 to the Company’s Annual Report on Form 10-K filed with the SEC on December 11, 2015.

The foregoing summary of the Extension Agreement does not purport to be complete and is qualified in its entirety by reference to the Extension Agreement, a copy of which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 11, 2016.

The foregoing summary of the Further Extension Agreement does not purport to be complete and is qualified in its entirety by reference to the Further Extension Agreement, a copy of which is filed as Exhibit 10.1 to this Report.

Item 9.01      Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description

10.1

Further Extension Agreement dated as of April 4, 2016 among Hampshire Group, Limited, Hampshire Brands, Inc., Hampshire International, LLC and Scott James, LLC, as borrowers, and Salus CLO 2012-1, Ltd. and Salus Capital Partners, LLC, as lenders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAMPSHIRE GROUP, LIMITED

By:	/s/ William Drozdowski
Name: William Drozdowski
Title: Interim Chief Financial Officer

Dated: April 7, 2016

Exhibit Index

Exhibit No.	Description

10.1

Further Extension Agreement dated as of April 4, 2016 among Hampshire Group, Limited, Hampshire Brands, Inc., Hampshire International, LLC and Scott James, LLC, as borrowers, and Salus CLO 2012-1, Ltd. and Salus Capital Partners, LLC, as lenders.